U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ----------------------

                                    FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 11, 2003


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       -------------------------
                   COMMISSION FILE NUMBER: 000-18546
                       -------------------------


                                    NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                              2200 MONTAUK HIGHWAY
                             BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                      11932
                                   (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                                 (631) 537-1000
                           (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

On February 10, 2003, Mr. Thomas Tobin, President and Chief Executive Officer, announced that the Board of Directors of Bridge Bancorp, Inc.("the Company") had appointed Executive Vice President, Christopher Becker, to the additional post of Chief Operating Officer of Bridge Bancorp, Inc. and its banking subsidiary, Bridgehampton National Bank. As Chief Operating Officer, Mr. Becker will concentrate on the integration and synergy of all senior management teams and development and implementation of the Bridge Bancorp, Inc.'s strategic initiatives. Mr. Becker will continue his day to day management of the Company, financial services, investments, information systems, credit administration, sales, marketing, community reinvestment, accounting, and human resources.


Item 7. Financial Statements and Exhibits

        (a)     Exhibits

                1.      Press Release - Bridge Bancorp, Inc.



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bridge Bancorp, Inc.
                                        (Registrant)

                                           By: /s/ Thomas J. Tobin
                                              --------------------------
                                              Thomas J. Tobin
                                              Chief Executive Officer